Exhibit 99.1

KELLY SERVICES® REPORTS 4th QUARTER AND FULL YEAR 2011 RESULTS

TROY, MI (February 2, 2012) — Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the fourth quarter and full year 2011.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2011 totaled $1.4 billion, a 5% increase compared to the corresponding quarter in 2010. Revenue for the full year totaled $5.6 billion, a 12% increase compared to the prior year.

Net earnings for the fourth quarter of 2011 totaled $24.1 million, compared to $14.6 million reported for the fourth quarter of 2010.

Net earnings for the full year of 2011 totaled $63.7 million compared to $26.1 million in 2010.

Diluted earnings per share from continuing operations in the fourth quarter of 2011 were $0.64 compared to $0.39 per share in the fourth quarter 2010.

Diluted earnings per share from continuing operations for the full year of 2011 were $1.72 compared to $0.71 per share in 2010.

Commenting on the fourth quarter and full year results, Camden stated, “Despite unsettled global economic conditions, we’re pleased to report a successful quarter and year. Our performance was fueled by a sustained demand for flexible staffing, improvements in the overall job market, and our own drive to achieve operational excellence.”

Camden stressed that Kelly remains focused on building shareholder value and delivering a competitive profit. “We will concentrate on providing customized solutions and offering a continuum of services through our outsourcing and consulting business, as well as meeting demand for highly skilled professional and technical workers.”

Looking ahead to 2012, Camden believes Kelly is in a strong position. “We’ve created a flexible, efficient business model that should serve us well going forward,” he said, adding that the Company is adamant about maintaining its cost-containment plan. “That diligence, along with engaging the best talent in the business, will keep us on track for continued growth.”

In conjunction with its fourth quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on February 2, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288 9626
International	1 651 291 5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:

www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, impairment charges triggered by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws and the expiration of the U.S. work opportunity credit program), the net financial impact of recent U.S. healthcare legislation on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provides employment to more than 550,000 employees annually. Revenue in 2011 was $5.6 billion. Visit www.kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

#

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 13 WEEKS ENDED JANUARY 1, 2012 AND JANUARY 2, 2011

(UNAUDITED)

(In millions of dollars except per share data)

	September 30,	September 30,	September 30,		September 30,
	2011	2010	Change		% Change
Revenue from services	$1,396.3	$1,325.8	$70.5		5.3%
Cost of services	1,169.1	1,109.4	59.7		5.4

Gross profit	227.2	216.4	10.8		5.0
Selling, general and administrative expenses	214.5	199.0	15.5		7.8
Asset impairments	—	0.5	(0.5)		(100.0)

Earnings from operations	12.7	16.9	(4.2)		(24.9)
Other income (expense), net	—	(0.7)	0.7		105.7

Earnings from continuing operations before taxes	12.7	16.2	(3.5)		(21.0)
Income taxes	(11.4)	1.6	(13.0)		NM

Earnings from continuing operations	24.1	14.6	9.5		65.2
Earnings from discontinued operations, net of tax	—	—	—		NM

Net earnings	$24.1	$14.6	$9.5		65.2%

Basic earnings per share on common stock
Earnings from continuing operations	$0.64	$0.39	$0.25		64.1%
Earnings from discontinued operations	—	—	—		NM
Net earnings	0.64	0.39	0.25		64.1

Diluted earnings per share on common stock
Earnings from continuing operations	$0.64	$0.39	$0.25		64.1%
Earnings from discontinued operations	—	—	—		NM
Net earnings	0.64	0.39	0.25		64.1

STATISTICS:

Gross profit rate	16.3%	16.3%	0.0	pts.

Selling, general and administrative expenses:
% of revenue	15.4	15.0	0.4
% of gross profit	94.4	92.0	2.4

% Return:
Earnings from operations	0.9	1.3	(0.4)
Earnings from continuing operations before taxes	0.9	1.2	(0.3)
Earnings from continuing operations	1.7	1.1	0.6
Net earnings	1.7	1.1	0.6

Effective income tax rate	(89.2)%	9.5%	(98.7	)pts.

Average number of shares outstanding (millions):
Basic	36.8	36.7
Diluted	36.8	36.7

Shares adjusted for nonvested restricted awards (millions):
Basic	37.8	37.2
Diluted	37.8	37.2

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 52 WEEKS ENDED JANUARY 1, 2012 AND JANUARY 2, 2011

(UNAUDITED)

(In millions of dollars except per share data)

	September 30,	September 30,	September 30,		September 30,
	2011	2010	Change		% Change
Revenue from services	$5,551.0	$4,950.3	$600.7		12.1%
Cost of services	4,656.9	4,155.8	501.1		12.1

Gross profit	894.1	794.5	99.6		12.5
Selling, general and administrative expenses	836.4	754.4	82.0		10.9
Asset impairments	—	2.0	(2.0)		(100.0)

Earnings from operations	57.7	38.1	19.6		51.4
Other expense, net	(0.1)	(5.4)	5.3		98.5

Earnings from continuing operations before taxes	57.6	32.7	24.9		76.3
Income taxes	(7.3)	6.6	(13.9)		(210.3)

Earnings from continuing operations	64.9	26.1	38.8		148.7
Loss from discontinued operations, net of tax	(1.2)	—	(1.2)		NM

Net earnings	$63.7	$26.1	$37.6		144.2%

Basic earnings per share on common stock
Earnings from continuing operations	$1.72	$0.71	$1.01		142.3%
Loss from discontinued operations	(0.03)	—	(0.03)		NM
Net earnings	1.69	0.71	0.98		138.0

Diluted earnings per share on common stock
Earnings from continuing operations	$1.72	$0.71	$1.01		142.3%
Loss from discontinued operations	(0.03)	—	(0.03)		NM
Net earnings	1.69	0.71	0.98		138.0

STATISTICS:

Gross profit rate	16.1%	16.0%	0.1	pts.

Selling, general and administrative expenses:
% of revenue	15.1	15.2	(0.1)
% of gross profit	93.5	94.9	(1.4)

% Return:
Earnings from operations	1.0	0.8	0.2
Earnings from continuing operations before taxes	1.0	0.7	0.3
Earnings from continuing operations	1.2	0.5	0.7
Net earnings	1.1	0.5	0.6

Effective income tax rate	(12.6)%	20.2%	(32.8	)pts.

Average number of shares outstanding (millions):
Basic	36.8	36.1
Diluted	36.8	36.1

Shares adjusted for nonvested restricted awards (millions):
Basic	37.6	36.5
Diluted	37.6	36.5

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,	September 30,		September 30,
	Fourth Quarter
	2011	2010	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$675.6	$646.3	4.5%		5.0%
Fee-based income	3.2	2.3	41.2		41.8
Gross profit	96.9	98.4	(1.5)		(1.1)
Total SG&A expenses	74.5	73.4	1.4		1.8
Earnings from operations	22.4	25.0	(10.2)

Gross profit rate	14.3%	15.2%	(0.9	)pts.
Expense rates:
% of revenue	11.0	11.4	(0.4)
% of gross profit	76.9	74.6	2.3
Operating margin	3.3	3.9	(0.6)

Americas PT
Revenue from services (including fee-based income)	$243.7	$229.9	6.0%		6.2%
Fee-based income	3.6	2.3	57.3		57.4
Gross profit	38.1	36.8	3.7		3.8
Total SG&A expenses	26.2	24.5	6.9		7.0
Earnings from operations	11.9	12.3	(2.9)

Gross profit rate	15.6%	16.0%	(0.4	)pts.
Expense rates:
% of revenue	10.8	10.7	0.1
% of gross profit	68.9	66.8	2.1
Operating margin	4.9	5.3	(0.4)

EMEA Commercial
Revenue from services (including fee-based income)	$238.8	$229.2	4.2%		3.2%
Fee-based income	6.0	4.7	25.9		26.1
Gross profit	38.8	37.2	4.2		3.3
Total SG&A expenses	36.1	34.8	3.8		2.7
Earnings from operations	2.7	2.4	10.7

Gross profit rate	16.2%	16.2%	—	pts.
Expense rates:
% of revenue	15.1	15.2	(0.1)
% of gross profit	93.0	93.5	(0.5)
Operating margin	1.1	1.1	—

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,	September 30,		September 30,
	Fourth Quarter
	2011	2010	Change		Constant Currency Change
EMEA PT
Revenue from services (including fee-based income)	$44.9	$41.2	8.9%		8.1%
Fee-based income	4.2	3.8	11.0		11.1
Gross profit	11.3	10.4	8.7		8.3
Total SG&A expenses	10.4	9.3	12.9		11.9
Earnings from operations	0.9	1.1	(24.3)

Gross profit rate	25.3%	25.4%	(0.1	)pts.
Expense rates:
% of revenue	23.3	22.5	0.8
% of gross profit	92.1	88.7	3.4
Operating margin	2.0	2.9	(0.9)

APAC Commercial
Revenue from services (including fee-based income)	$93.8	$102.0	(8.0)%		(7.7)%
Fee-based income	2.9	2.9	0.9		1.8
Gross profit	13.2	12.9	2.6		2.5
Total SG&A expenses	12.5	13.1	(4.5)		(4.8)
Earnings from operations	0.7	(0.2)	NM

Gross profit rate	14.1%	12.6%	1.5	pts.
Expense rates:
% of revenue	13.4	12.9	0.5
% of gross profit	94.7	101.8	(7.1)
Operating margin	0.7	(0.2)	0.9

APAC PT
Revenue from services (including fee-based income)	$12.3	$8.9	38.4%		40.3%
Fee-based income	3.1	2.9	7.2		5.4
Gross profit	4.4	3.8	13.9		12.9
Total SG&A expenses	5.4	5.0	8.2		7.4
Earnings from operations	(1.0)	(1.2)	11.2

Gross profit rate	35.5%	43.2%	(7.7	)pts.
Expense rates:
% of revenue	43.7	55.9	(12.2)
% of gross profit	123.0	129.6	(6.6)
Operating margin	(8.2)	(12.8)	4.6

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,	September 30,		September 30,
	Fourth Quarter
	2011	2010	Change		Constant Currency Change
OCG
Revenue from services (including fee-based income)	$94.4	$75.0	25.9%		25.9%
Fee-based income	10.8	7.3	47.7		47.2
Gross profit	25.2	17.6	43.3		43.3
Total SG&A expenses	24.4	20.7	17.5		17.1
Earnings from operations	0.8	(3.1)	NM

Gross profit rate	26.7%	23.4%	3.3	pts.
Expense rates:
% of revenue	25.8	27.6	(1.8)
% of gross profit	96.8	118.0	(21.2)
Operating margin	0.9	(4.2)	5.1

Corporate Expense
Total SG&A expenses	$25.7	$18.9	36.1%
Asset impairments	—	0.5	(100.0)

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$1,396.3	$1,325.8	5.3%		5.4%
Fee-based income	33.8	26.0	29.2		29.1
Gross profit	227.2	216.4	5.0		5.0
Total SG&A expenses	214.5	199.0	7.8		7.6
Asset impairments	—	0.5	(100.0)
Earnings from operations	12.7	16.9	(24.9)

Gross profit rate	16.3%	16.3%	—	pts.
Expense rates:
% of revenue	15.4	15.0	0.4
% of gross profit	94.4	92.0	2.4
Operating margin	0.9	1.3	(0.4)

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,	September 30,		September 30,
	December Year to Date
	2011	2010	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$2,660.9	$2,428.2	9.6%		9.2%
Fee-based income	12.0	8.8	38.1		37.0
Gross profit	377.0	354.9	6.2		5.8
SG&A expenses excluding restructuring charges	293.1	275.3	6.5
Restructuring charges	—	0.3	(100.0)
Total SG&A expenses	293.1	275.6	6.3		6.0
Earnings from operations	83.9	79.3	5.9
Earnings from operations excluding restructuring charges	83.9	79.6	5.4

Gross profit rate	14.2%	14.6%	(0.4	)pts.
Expense rates (excluding restructuring charges):
% of revenue	11.0	11.3	(0.3)
% of gross profit	77.7	77.5	0.2
Operating margin (excluding restructuring charges)	3.2	3.3	(0.1)

Americas PT
Revenue from services (including fee-based income)	$982.8	$889.0	10.6%		10.5%
Fee-based income	13.3	9.0	48.3		48.1
Gross profit	148.2	140.0	5.9		5.8
Total SG&A expenses	105.4	93.7	12.4		12.3
Earnings from operations	42.8	46.3	(7.4)

Gross profit rate	15.1%	15.8%	(0.7	)pts.
Expense rates:
% of revenue	10.7	10.5	0.2
% of gross profit	71.1	67.0	4.1
Operating margin	4.4	5.2	(0.8)

EMEA Commercial
Revenue from services (including fee-based income)	$990.1	$872.0	13.6%		5.6%
Fee-based income	24.9	19.1	29.7		21.5
Gross profit	160.6	141.0	13.9		5.7
SG&A expenses excluding restructuring charges	144.0	130.5	10.3
Restructuring charges	2.8	2.7	4.0
Total SG&A expenses	146.8	133.2	10.2		2.4
Asset impairments	—	1.5	(100.0)
Earnings from operations	13.8	6.3	119.1
Earnings from operations excluding restructuring charges	16.6	9.0	84.6

Gross profit rate	16.2%	16.2%	—	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.5	15.0	(0.5)
% of gross profit	89.7	92.6	(2.9)
Operating margin (excluding restructuring charges)	1.7	1.0	0.7

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,	September 30,		September 30,
	December Year to Date
	2011	2010	Change		Constant Currency Change
EMEA PT
Revenue from services (including fee-based income)	$178.9	$147.6	21.2%		13.4%
Fee-based income	19.2	15.0	27.3		19.7
Gross profit	47.4	38.7	22.0		14.5
Total SG&A expenses	43.2	36.9	17.4		9.4
Earnings from operations	4.2	1.8	105.3

Gross profit rate	26.5%	26.3%	0.2	pts.
Expense rates:
% of revenue	24.2	25.0	(0.8)
% of gross profit	91.3	94.8	(3.5)
Operating margin	2.3	1.4	0.9

APAC Commercial
Revenue from services (including fee-based income)	$397.6	$355.3	11.9%		4.1%
Fee-based income	13.9	11.4	23.0		14.2
Gross profit	55.7	48.4	15.3		6.6
SG&A expenses excluding restructuring charges	53.8	45.1	19.3
Restructuring charges	—	0.5	(100.0)
Total SG&A expenses	53.8	45.6	17.9		8.8
Earnings from operations	1.9	2.8	(29.1)
Earnings from operations excluding restructuring charges	1.9	3.3	(41.0)

Gross profit rate	14.0%	13.6%	0.4	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.5	12.7	0.8
% of gross profit	96.6	93.3	3.3
Operating margin (excluding restructuring charges)	0.5	0.9	(0.4)

APAC PT
Revenue from services (including fee-based income)	$51.4	$32.5	58.1%		48.9%
Fee-based income	15.3	10.5	47.7		37.9
Gross profit	20.6	13.9	48.4		38.4
Total SG&A expenses	23.2	17.0	37.0		27.7
Earnings from operations	(2.6)	(3.1)	14.1

Gross profit rate	40.1%	42.7%	(2.6	)pts.
Expense rates:
% of revenue	45.3	52.2	(6.9)
% of gross profit	112.9	122.3	(9.4)
Operating margin	(5.2)	(9.5)	4.3

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,	September 30,		September 30,
	December Year to Date
	2011	2010	Change		Constant Currency Change
OCG
Revenue from services (including fee-based income)	$317.3	$254.8	24.5%		23.6%
Fee-based income	39.5	25.6	54.3		49.8
Gross profit	87.3	60.0	45.7		43.3
SG&A expenses excluding restructuring charges	89.9	77.5	16.0
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	89.9	77.6	15.9		13.1
Earnings from operations	(2.6)	(17.6)	85.0
Earnings from operations excluding restructuring charges	(2.6)	(17.5)	84.9

Gross profit rate	27.5%	23.5%	4.0	pts.
Expense rates (excluding restructuring charges):
% of revenue	28.3	30.4	(2.1)
% of gross profit	103.1	129.5	(26.4)
Operating margin (excluding restructuring charges)	(0.8)	(6.9)	6.1

Corporate Expense
SG&A expenses excluding restructuring charges	$83.7	$73.6	13.7%
Restructuring charges	—	3.6	(100.0)
Total SG&A expenses	83.7	77.2	8.4
Asset impairments	—	0.5	(100.0)

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$5,551.0	$4,950.3	12.1%		9.6%
Fee-based income	138.0	99.0	39.4		33.4
Gross profit	894.1	794.5	12.5		9.6
SG&A expenses excluding restructuring charges	833.6	747.2	11.6
Restructuring charges	2.8	7.2	(61.7)
Total SG&A expenses	836.4	754.4	10.9		7.9
Asset impairments	—	2.0	(100.0)
Earnings from operations	57.7	38.1	51.4
Earnings from operations excluding restructuring charges	60.5	45.3	33.3

Gross profit rate	16.1%	16.0%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.0	15.1	(0.1)
% of gross profit	93.2	94.0	(0.8)
Operating margin (excluding restructuring charges)	1.1	0.9	0.2

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,
	January 1, 2012	January 2, 2011
Current Assets
Cash and equivalents	$81.0	$80.5
Trade accounts receivable, less allowances of $13.4 and $12.3, respectively	944.9	810.9
Prepaid expenses and other current assets	50.6	44.8
Deferred taxes	38.2	22.4

Total current assets	1,114.7	958.6

Property and Equipment, Net	90.6	104.0

Noncurrent Deferred Taxes	94.1	84.0

Goodwill, Net	90.2	67.3

Other Assets	152.1	154.5

Total Assets	$1,541.7	$1,368.4

Current Liabilities
Short-term borrowings and current portion of long-term debt	$96.3	$78.8
Accounts payable and accrued liabilities	237.2	181.6
Accrued payroll and related taxes	271.4	243.3
Accrued insurance	31.5	31.3
Income and other taxes	61.3	56.0

Total current liabilities	697.7	591.0

Noncurrent Liabilities
Accrued insurance	53.5	53.6
Accrued retirement benefits	91.1	85.4
Other long-term liabilities	23.7	14.6

Total noncurrent liabilities	168.3	153.6

Stockholders’ Equity
Common stock	40.1	40.1
Treasury stock	(66.9)	(70.9)
Paid-in capital	28.8	28.0
Earnings invested in the business	657.5	597.6
Accumulated other comprehensive income	16.2	29.0

Total stockholders’ equity	675.7	623.8

Total Liabilities and Stockholders’ Equity	$1,541.7	$1,368.4

STATISTICS:
Working Capital	$417.0	$367.6
Current Ratio	1.6	1.6
Debt-to-capital %	12.5%	11.2%
Global Days Sales Outstanding	52	49

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE 52 WEEKS ENDED JANUARY 1, 2012 AND JANUARY 2, 2011

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,
	2011	2010
Cash flows from operating activities
Net earnings	$63.7	$26.1
Noncash adjustments:
Impairment of assets	—	2.0
Depreciation and amortization	31.4	34.9
Provision for bad debts	4.3	2.1
Stock-based compensation	4.6	3.2
Other, net	(2.6)	0.5
Changes in operating assets and liabilities	(82.3)	(27.0)

Net cash from operating activities	19.1	41.8

Cash flows from investing activities
Capital expenditures	(15.4)	(11.0)
Acquisition of companies, net of cash received	(6.5)	—
Settlement of forward exchange contracts	1.1	—
Other investing activities	0.1	(0.3)

Net cash from investing activities	(20.7)	(11.3)

Cash flows from financing activities
Net change in short-term borrowings	79.2	(44.8)
Repayment of debt	(68.3)	(14.9)
Dividend payments	(3.8)	—
Sale of stock and other financing activities	(1.0)	24.4

Net cash from financing activities	6.1	(35.3)

Effect of exchange rates on cash and equivalents	(4.0)	(3.6)

Net change in cash and equivalents	0.5	(8.4)
Cash and equivalents at beginning of period	80.5	88.9

Cash and equivalents at end of period	$81.0	$80.5

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,	September 30,	September 30,
	Fourth Quarter (Commercial, PT and OCG)
			% Change
	2011	2010	US$	Constant Currency
Americas
United States	$883.8	$829.6	6.5%	6.5%
Canada	60.9	56.2	8.4	9.4
Mexico	26.2	27.6	(5.0)	4.8
Puerto Rico	25.9	22.6	14.2	14.2

Total Americas	996.8	936.0	6.5	6.8

EMEA
France	71.2	72.2	(1.5)	(0.8)
Switzerland	62.0	50.7	22.4	14.5
Russia	33.4	28.1	18.9	20.7
United Kingdom	29.1	28.5	2.1	2.6
Portugal	21.6	21.8	(1.1)	(0.4)
Germany	20.1	19.2	5.0	5.7
Norway	17.8	14.3	24.4	20.8
Italy	17.7	17.2	3.3	4.0
Other	17.7	23.8	(25.9)	(24.5)

Total EMEA	290.6	275.8	5.4	4.4

APAC
Australia	35.1	40.6	(13.5)	(15.7)
Singapore	24.4	24.1	1.5	0.3
Malaysia	17.6	15.9	10.7	11.9
India	13.3	17.0	(21.5)	(11.2)
New Zealand	13.0	12.0	8.6	6.1
Other	5.5	4.4	23.9	23.4

Total APAC	108.9	114.0	(4.4)	(4.0)

Total Kelly Services, Inc.	$1,396.3	$1,325.8	5.3%	5.4%

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In millions of dollars)

	September 30,	September 30,	September 30,	September 30,
	December Year to Date (Commercial, PT and OCG)
			% Change
	2011	2010	US$	Constant Currency

Americas
United States	$3,445.4	$3,121.9	10.4%	10.4%
Canada	247.7	219.0	13.1	8.6
Mexico	106.0	93.7	13.2	11.6
Puerto Rico	96.6	78.2	23.4	23.4

Total Americas	3,895.7	3,512.8	10.9	10.6

EMEA
France	295.9	278.4	6.3	1.0
Switzerland	239.8	170.7	40.5	19.0
Russia	141.8	103.6	36.9	32.2
United Kingdom	121.6	134.1	(9.3)	(12.6)
Portugal	87.7	80.6	8.8	3.4
Germany	82.8	69.8	18.6	12.9
Italy	71.0	63.3	12.2	6.6
Norway	68.7	57.4	19.7	10.7
Other	85.1	80.7	5.4	(0.2)

Total EMEA	1,194.4	1,038.6	15.0	7.1

APAC
Australia	145.4	128.8	12.9	0.7
Singapore	103.0	84.3	22.2	12.8
Malaysia	72.1	63.3	13.9	8.4
India	66.4	61.4	8.2	9.7
New Zealand	50.8	42.9	18.5	8.1
Other	23.2	18.2	26.9	22.7

Total APAC	460.9	398.9	15.6	7.7

Total Kelly Services, Inc.	$5,551.0	$4,950.3	12.1%	9.6%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In millions of dollars except per share data)

	September 30,	September 30,	September 30,	September 30,
	Fourth Quarter		December Year to Date
	2011	2010	2011	2010
Pretax earnings from operations	$12.7	$16.9	$57.7	$38.1

Restructuring charges (Note 1)	—	—	2.8	7.2
Asset impairment charges (Note 2)	—	0.5	—	2.0

Earnings from operations excluding restructuring and asset impairment charges	$12.7	$17.4	$60.5	$47.3

	Fourth Quarter
	2011		2010
	Amount	Per Share	Amount	Per Share
Earnings from continuing operations, net of taxes	$24.1	$0.64	$14.6	$0.39

Asset impairment charges, net of taxes (Note 2)	—	—	0.3	0.01

Earnings from continuing operations excluding asset impairment charges, net of taxes	$24.1	$0.64	$14.9	$0.40

	December Year to Date
	2011		2010
	Amount	Per Share	Amount	Per Share
Earnings from continuing operations, net of taxes	$64.9	$1.72	$26.1	$0.71

Restructuring charges, net of taxes (Note 1)	2.8	0.07	5.4	0.15
Asset impairment charges, net of taxes (Note 2)	—	—	1.5	0.04

Earnings from continuing operations excluding restructuring and asset impairment charges, net of taxes	$67.7	$1.80	$33.0	$0.90

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring and impairment charges is useful to understand the Company's fiscal 2011 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)	In 2010, restructuring costs related primarily to severance and lease termination costs for branches in the EMEA and APAC Commercial segments that were in the process of closure at the end of 2009, as well as severance costs related to the corporate headquarters. In 2011, restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.

(2)	Asset impairment charges relate to the write-off of incomplete software projects in Europe.

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT (PROFORMA)

2011 DECEMBER YEAR TO DATE

(UNAUDITED)

(In millions of dollars)

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
											Corp Exp
	Americas			EMEA			APAC				and	Consol
	Comm	PT	Total	Comm	PT	Total	Comm	PT	Total	OCG	Elims	Total
Revenue from services	$2,660.9	$982.8	$3,643.7	$990.1	$178.9	$1,169.0	$397.6	$51.4	$449.0	$317.3	$(28.0)	$5,551.0
Cost of services	2,283.9	834.6	3,118.5	829.5	131.5	961.0	341.9	30.8	372.7	230.0	(25.3)	4,656.9

Gross profit	377.0	148.2	525.2	160.6	47.4	208.0	55.7	20.6	76.3	87.3	(2.7)	894.1
SG&A expenses			398.5			190.0			77.0	89.9	81.0	836.4

Earnings from operations			$126.7			$18.0			$(0.7)	$(2.6)	$(83.7)	$57.7

Note:	Beginning in fiscal 2012, we are eliminating the expense allocation between Commercial and PT at the Americas, EMEA and APAC regions. The above presentation is a proforma of the segment structure with 2011 December year-to-date results.